SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Blue Chip Fund DWS Growth & Income Fund DWS Disciplined Market Neutral Fund

Effective May 1, 2010, James B. Francis will no longer serve as portfolio manager of each of the above-listed funds. Effective as of such date, all references to Mr. Francis are hereby deleted.

Effective May 1, 2010, the following person is added to the portfolio management team listed under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of each fund’s prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Effective May 1, 2010, the following person is added to the portfolio management team, as reflected under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of each fund’s prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

●	Joined Deutsche Asset Management in 1999; previously served as trader’s assistant supporting program, options and equity swaps trading desks.

●	Portfolio manager for GrOWE and Tax Managed Equity: New York.

●	BBA, Pace University.

Please Retain This Supplement for Future Reference

April 30, 2010                                [DWS INVESTMENTS LOGO]
DMF–3601ST                                   Deutsche Bank Group